UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2025

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Liberty Plaza, One Liberty St., Ste. 305-306,

New York, New York 10006

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, or registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Up-C Collapse

On October 16, 2025, Bakkt Holdings, Inc. (the “Company”), announced that a majority of the disinterested members of its Board of Directors (the “Board of Directors”) and the participating members of the Audit and Risk Committee of the Board of Directors, each of whom is a disinterested director, unanimously approved streamlining the Company’s corporate structure by eliminating the Company’s umbrella partnership-C-corporation (“Up-C”) structure. As a result, the Company plans to pursue a reorganization of certain entities (the “Reorganization”).

As part of the Reorganization, the Company plans to form a new parent holding company (“NewCo”) that will replace the Company as a listed parent company. In connection with the Reorganization, (i) holders of shares of Class A common stock, par value $0.0001 per share, of the Company (“Bakkt Class A Common Stock”) will cease to hold such shares and will receive an equivalent number of shares of Class A common stock, par value $0.0001 per share, of NewCo (“NewCo Class A Common Stock”) that have the same voting and economic rights as Bakkt Class A Common Stock, (ii) holders of shares of Class V common stock, par value $0.0001 per share, of the Company (“Bakkt Class V Common Stock”) will cease to hold such shares and will receive an equivalent number of shares of Class V common stock, par value $0.0001 per share, of NewCo (“NewCo Class V Common Stock”) that have the same voting and economic rights as the Bakkt Class V Common Stock, and (iii) holders of common units in Bakkt Opco Holdings, LLC, each coupled with one share of Bakkt Class V Common Stock (together, the “Paired Interests”), will cease to hold such Paired Interests and will receive an equivalent number of shares of NewCo Class A Common Stock, resulting in the elimination of shares of NewCo Class V Common Stock and NewCo having only one class of outstanding common stock.

The Company expects the Reorganization to be completed on or about November 3, 2025.

Amendment to Tax Receivable Agreement & Contribution Agreement

In connection with the Reorganization, the Company, Intercontinental Exchange Holdings, Inc. (“ICE”) and Akshay Naheta, the Company’s Chief Executive Officer, entered into an amendment (the “TRA Amendment”) to the Tax Receivable Agreement, dated as of October 15, 2021, by and among the Company and the persons named therein (the “TRA”), as well was a Contribution Agreement relating to their respective rights under the TRA (the “Contribution Agreement”). Pursuant to the TRA Amendment and the Contribution Agreement, ICE and Mr. Naheta agreed that they would, at closing, (i) contribute their rights under the TRA to NewCo in exchange for a cash payment from NewCo equal to the respective amount to which ICE and Mr. Naheta would otherwise be entitled under the TRA (as amended), and (ii) contribute such cash to NewCo in exchange for NewCo Class A Common Stock, and further agreed that the respective obligations of ICE and Mr. Naheta, on the one hand, and NewCo, on the other hand, to transfer the foregoing cash amounts will be net-settled and offset against one another. In addition, the TRA Amendment sets the discount rate to be used in calculating TRA payments to TRA holders at 18%, calculated as of the date of consummation of the Reorganization, except that for ICE and Mr. Naheta only, the value of the TRA payment is capped at the value of such payment calculated as of the date of the TRA Amendment.

The foregoing descriptions of the TRA Amendment and the Contribution Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Treatment of Warrants

In connection with the Reorganization, the Company, ICE and each of the holders of Class 1 Warrants to purchase Bakkt Class A Common Stock (the “Class 1 Warrants”) and Class 2 Warrants to purchase Bakkt Class A Common Stock and collectively with the Class 1 Warrants, the (“RDO Warrants”) which were initially issued in connection with the Company’s 2024 registered direct offering, entered into waivers, acknowledgments and consents pursuant to which such holders agreed to exchange their respective RDO Warrants for equivalent warrants to purchase shares of NewCo Class A Common Stock upon consummation of the merger of a wholly owned subsidiary of NewCo with and into the Company, as contemplated as part of the Reorganization. In addition, the RDO Warrant holders waived any right to treat the Reorganization as a Fundamental Change (as such term is defined under the RDO Warrants).

As a result of the Reorganization, (i) the Company’s publicly traded warrants to purchase Bakkt Class A Common Stock will, pursuant to their terms, be replaced with equivalent warrants to purchase shares of NewCo Class A Common Stock and (ii) all of the Company’s pre-funded warrants to purchase Bakkt Class A Common Stock issued in July 2025 will, pursuant to their terms, be deemed to have been exercised immediately prior to closing of the Reorganization and holders will be entitled to receive a number of shares of NewCo Class A Common Stock equivalent to the number of shares of Bakkt Class A Common Stock they would have been entitled to if exercised immediately prior to closing.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the issuance of shares of NewCo Class A Common Stock to Mr. Naheta and ICE pursuant to the TRA Amendment and Contribution Agreement, is incorporated by reference herein in its entirety. The offer and sale of shares of NewCo Class A Common Stock pursuant to the TRA Amendment are being made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in light of the nature of the purchasers and the manner in which the sale occurred. Pursuant to these arrangements, upon closing of the Reorganization, NewCo will issue NewCo Class A Common Stock to ICE and Mr. Naheta, at a price per share representing the “Minimum Price” as defined in NYSE Rule 312.04(h). The number of shares will be based on the respective amount of cash to which ICE and Mr. Naheta would otherwise be entitled under the TRA (as amended), which is based on the Company’s stock price at closing subject to a cap of the average “Official Closing Price” as defined in NYSE Rule 312.04(h) for the five trading days immediately preceding the date of the TRA Amendment. Assuming a stock price of $38 for valuing the payment to be made pursuant to the TRA and a purchase price of $39.34, representing the Minimum Price, the Company estimates that approximately 655,500 shares would be issued to ICE and 69,750 to Mr. Naheta, which such numbers of shares to be determined upon confirmation of the respective amount of cash to which ICE and Mr. Naheta would otherwise be entitled under the TRA (as amended) at closing of the Reorganization.

Item 7.01	Regulation FD Disclosure.

The full text of the press release announcing the Reorganization of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith furnished as exhibits to this report:

Exhibit No.	Description

10.1	Amendment No.1 to Tax Receivable Agreement dated October 16, 2025, by and among the Company, Intercontinental Exchange Holdings, Inc. and Akshay Naheta

10.2	Contribution Agreement dated October 16, 2025, by and among the Company, Intercontinental Exchange Holdings, Inc. and Akshay Naheta

99.1	Press Release dated October 16, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s plans with respect to the Reorganization. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.

Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to close the Reorganization on the expected closing date; finalizing the terms of the Reorganization and entering into definitive documentation therefor, including whether the Reorganization will be completed on the expected timeline, and whether the Company will achieve the anticipated benefits therefrom; changes in the Company’s business strategy; the adoption of the Company’s Bitcoin treasury strategy, including the Company’s ability to successfully consummate acquisitions, integrate or manage investments in potential acquisition targets; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940, as amended; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s Bitcoin treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyberattack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its Bitcoin treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024, its quarterly report on Form 10-Q for the quarter ended March 31, 2025, the risks regarding the Company’s adoption of its treasury strategy set forth in Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on June 10, 2025 and its quarterly report on Form 10-Q for the quarter ended June 30, 2025.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bakkt Holdings, Inc.

Date: October 17, 2025
	By:	/s/ Marc D’Annunzio
	Name:	Marc D’Annunzio
	Title:	General Counsel and Secretary